UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 3, 2016 (Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 – 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on September 11, 2016, Potash Corporation of Saskatchewan Inc. (the “Company”) entered into an arrangement agreement with Agrium Inc., a corporation existing under the laws of Canada (“Agrium”), pursuant to which the Company and Agrium will combine their businesses (the “Arrangement”). The Arrangement will be implemented by way of a plan of arrangement under Section 192 of the Canada Business Corporation Act (“CBCA”), which is subject to approval by the Ontario Superior Court of Justice (Commercial List) (the “Court”) and other conditions. Assuming the Arrangement is completed, the Company and Agrium will become indirect, wholly owned subsidiaries of a new parent company to be incorporated under the CBCA and named prior to the consummation of the Arrangement (“New Parent”).

On October 3, 2016, the Company and Agrium obtained an interim order of the Court, which provides for, among other things, the calling and the holding of a special meeting of the Company’s shareholders and a special meeting of Agrium’s securityholders and other procedural matters related to the Arrangement. The record date for the securityholder and shareholder meetings was September 22, 2016, and the date of each of the meetings is November 3, 2016.

The joint information circular, which provides details of the Arrangement, New Parent and other information, including with respect to tax consequences of the transaction to Agrium securityholders and Company shareholders, is expected to be mailed to Agrium securityholders and Company shareholders in early October 2016 in connection with the respective shareholder meetings to approve the Arrangement. The joint information circular is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On October 6, 2016, the Company and Agrium filed the joint information circular with the Canadian securities regulators on the System for Electronic Document Analysis and Retrieval (SEDAR). The form of proxy of the Company in connection with the special meeting of the Company’s shareholders is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Joint Information Circular, dated October 3, 2016, of Potash Corporation of Saskatchewan Inc. and Agrium Inc.

99.2	Form of Proxy of Potash Corporation of Saskatchewan Inc.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and other information included or incorporated by reference in this current report on Form 8-K (including the exhibits hereto) constitute “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) under applicable securities laws. All statements, other than those relating to historical information or current conditions, are forward-looking statements, including, but not limited to, statements as to the expectations of management of the Company and Agrium with respect to: the Arrangement, including New Parent’s assets, cost structure, financial position, cash flows and growth prospects; the anticipated benefits and synergies of the Arrangement, including strategic and integration opportunities; governance matters relating to New Parent; expectations regarding New Parent’s dividends; and certain combined operational, financial and other information and projections. This current report on Form 8-K also contains and incorporates forward-looking statements regarding the anticipated completion of the Arrangement and timing thereof. The combined and/or pro forma information incorporated by reference in this current report on Form 8-K does not reflect what the actual financial and operational results would necessarily have been had the Company and Agrium operated as a single combined entity for the periods presented, and such information does not purport to project New Parent’s financial results and results of operations for any future period.

Forward-looking statements are based on certain key expectations and assumptions made by the Company and Agrium, including expectations and assumptions concerning: customer demand for New Parent’s products; commodity prices and interest and foreign exchange rates; planned synergies, capital efficiencies and cost-savings; applicable tax laws; future production rates; future debt ratings; the sufficiency of budgeted capital expenditures in carrying out planned activities; the availability and cost of labour and services; and the receipt, in a timely manner, of regulatory, stock exchange, shareholder and Canadian court approvals in respect of the Arrangement. Although the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company and Agrium can give no assurance that they will prove to be correct.

Forward-looking statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in the forward-looking statements. Key risks and uncertainties include, but are not limited to: general global economic, market and business conditions; weather conditions including impacts from regional flooding and/or drought conditions; crop plant area, yield and prices; the supply and demand and price levels for major products of the Company and Agrium may vary from what we currently anticipate; governmental and regulatory requirements and actions by governmental authorities, including changes in government policy, government ownership requirements, changes in environmental, tax and other laws or regulations and the interpretation thereof, and political risks, including civil unrest, actions by armed groups or conflict, regional natural gas supply restrictions as well as counterparty and sovereign risk; relationships with employees, customers business partners, and competitors; delays in completion of turnarounds at the Company’s and Agrium’s major facilities; diversion of management time on the Arrangement; and other risk factors detailed from time to time in reports filed by the Company and Agrium with the Canadian securities regulatory authorities and the U.S. Securities and Exchange Commission. There are also risks that are inherent in the nature of the Arrangement, including: failure to realize anticipated synergies or cost savings; risks regarding the integration of the two entities; incorrect assessments of the values of the other entity; and failure to obtain any required regulatory and other approvals (or to do so in a timely manner). The anticipated timeline for completion of the Arrangement may change for a number of reasons, including the inability to secure necessary regulatory, stock exchange, Canadian court or other approvals in the time assumed or the need for additional time to satisfy the conditions to the completion of the Arrangement. As a result of the foregoing, readers should not place undue reliance on any forward-looking statements concerning the timing of the Arrangement or otherwise.

The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information or future events, except as may be required under applicable U.S. federal securities laws or applicable Canadian securities legislation.

No Merger Solicitation

This current report on Form 8-K is not intended as, and does not constitute, a solicitation of proxies or votes in connection with the requisite Agrium securityholders and Company shareholders’ approval of the transaction. A joint information circular of the Company and Agrium describing details of the Arrangement, New Parent and other information, including with respect to tax consequences of the transaction to Agrium securityholders and Company shareholders, is expected to be mailed to Agrium securityholders and Company shareholders in early October 2016 in connection with the respective shareholder meetings to approve the Arrangement. The record date for the securityholder and shareholder meetings was September 22, 2016, and the date of each of the meetings is November 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Robert A. Kirkpatrick
Name:	Robert A. Kirkpatrick
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Dated: October 6, 2016

Index to Exhibits

Exhibit Number	Exhibit Description

99.1	Joint Information Circular, dated October 3, 2016, of Potash Corporation of Saskatchewan Inc. and Agrium Inc.

99.2	Form of Proxy of Potash Corporation of Saskatchewan Inc.